EXHIBIT 10.5

                          ASSET SETTLEMENT GROUP, INC.
                               2015 A Osborne Road
                            St. Marys, Georgia 31558

                                                                   July 31, 2005

Capital Benefits, LLC
2015 A Osborne Road
St. Marys, Georgia 31558

Ladies and Gentlemen:

      This letter shall serve to confirm and memorialize our agreement that Capital Benefits, LLC (the "Fund") shall provide to us proceeds received from the public offer and sale of units of membership interest in the Fund. The proceeds shall be derived pursuant to the Fund's registration statement on Form S-1 (the "Registration Statement"), for the sole purpose of purchasing life insurance policies (the "Policies") as set forth in the Registration Statement. The signature of such Registration Statement by the Fund shall constitute conclusive evidence of the Fund's agreement to provide the funds, and we hereby agree to use such proceeds to purchase the Policies, either directly from the insured, if licensed as a broker, or through an unaffiliated broker referral network. We further agree that we shall sell and transfer to the Fund all of our right, title and interest to the Policies purchased with such proceeds, in accordance with and subject to any agreements now or hereinafter in effect either between us and the Fund or between us and any insured or unaffiliated broker.

      In accordance with the disclosures made in the Registration Statement, we understand that: (a) the Fund is under no obligation to purchase any Policies from us and may purchase policies from any other non-affiliated provider, and
(b) we may sell the Policies we purchase to non-affiliates (one such agreement is already signed) and affiliated companies not engaged in a public offering of securities, but that have similar objectives of the Fund.

      If the foregoing accurately reflects our agreement with respect to the foregoing, please indicate such by signing in the space indicated for such below.

                                               Very truly yours,

                                               Asset Settlement Group, Inc.

                                               By: /s/ Brittany Ellis
                                                   -----------------------------
                                                       Brittany Ellis, President

Acknowledged and accepted
as of the date first set forth above:

Capital Benefits, LLC

By:  AmeriFirst Financial Services, Inc., Manager

By: /s/ Brittany Ellis
    -----------------------------
        Brittany Ellis, President